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     Supplement dated October 30, 1998 to New England Star Funds Prospectus dated May 1, 1998 and New England Stock Funds
                      Class Y Prospectus dated May 1, 1998

                         NEW ENGLAND STAR SMALL CAP FUND

On October 30, 1998 the Board of Directors of New England Funds Trust I approved a change in the Star Small Cap Fund's investment policies. Accordingly, the first sentence under the heading "New England Star Small Cap Fund" in the section entitled "Investment Strategy-Fund Investments and Subadvisers' Investment Styles" (in the New England Star Funds Prospectus) and in the section entitled "Investment Strategy-Fund Investments" (in New England Stock Funds Class Y Prospectus) is revised to read as follows:

     The Star Small Cap Fund seeks to attain its objective of capital appreciation by investing primarily in equity securities of small capitalization companies, which the Fund currently considers to be companies having total market capitalization (shares outstanding times market price per share), at the time of purchase, no greater than the stock with the largest capitalization of the stocks making up the Russell 2000 Index ("Small Cap Companies").

Furthermore, under the same heading, the third sentence of the paragraph which begins "Loomis Sayles..." is revised to read as follows:

     Most of these companies will have market capitalizations that fall within the range of the market capitalization of the Russell 2000 Index at the time of initial purchase.
                                                                        SSC-1098